18. Commitments And Contingencies	12 Months Ended
Dec. 31, 2012
Commitments And Contingencies
Commitments And Contingencies

Operating Lease Agreements – Operating lease commitments include the commitments under the lease agreements for the Group’s office premises. The Group leases twelve office facilities throughout China under non-cancelable operating leases with various expiration dates. The amounts of commitments for non-cancelable operating leases in effect at December 31, 2012, were as follows:

	Chinese Yuan
	(Renminbi)	U.S. Dollars
2013	¥6,325,849	$1,015,370
2014	4,467,848	717,139
2015	1,782,855	286,168
2016	559,260	89,767
2017	23,272	3,735
Total	¥13,159,084	$2,112,179

The Group incurred rental expense, of RMB6,028,173, RMB7,899,217 and RMB8,782,644 (US$1,409,712)for the years ended December 31, 2010, 2011 and 2012, respectively. All leases agreements have different lease periods, ranging from 1 year to 4 years.

Software Infringement Indemnity – Standard software license agreements contain an infringement indemnity clause under which the company agrees to indemnify and hold harmless customers and business partners against liability and damages arising from claims of various copyright or other intellectual property infringements by their software products. The terms constitute a form of guarantee that is subject to the provision.

We estimate the fair value of our indemnification obligations as insignificant, based on our historical experience concerning product and patent infringement claims. Accordingly, we have no liabilities recorded for indemnification under these agreements as of December 31, 2011 and 2012.

Litigation – In August 2002, the Group was sued for the termination of contracts between the Group and another party. The other party sued for costs and losses in the amount of RMB665,500. The case was resolved on September 26, 2008 and the Group is liable to pay RMB403,300. The Group recorded this amount inother payables as of December 31, 2010. It was paid in 2011.

The Group from time to time is involved in disputes and litigation arising out of the normalcourse of business. On October 19, 2011,the plaintiff, Microsoft Corporation, filed four software copyright infringement claims against eFuture Beijing at Wuhan Intermediate People’s Court. On December 4, 2012, the Wuhan Intermediate People’s Court rendered four court judgments against eFuture Beijing. The four court judgments awarded Microsoft monetary damages as well as reimbursement of the legal expenses and reasonable expenses of RMB3,944,898 (US$633,200) in total. On March 28, 2013, eFuture Beijing entered into a confidential dispute settlement (the “Settlement Agreement”) with Microsoft Corporation in respect to Microsoft’s claims of product infringement against the Company. The settlement resolved all claims between the parties and the amount of the settlement was lower than the judgment previously awarded to Microsoft Corporation. The Group made provision of such obligations under the Settlement Agreement as of December 31, 2012.

The Group was not aware of any potential unasserted claims that would have a material effect on the Company’s financial condition or results of operations.